Management Video Transcript February 2, 2024

Dave Burritt, President & Chief Executive Officer Hello everybody. Thank you for watching, and please take some time to review our fourth quarter and full year 2023 earnings materials, available here (link). In light of the pending merger with Nippon Steel Corporation, or NSC, we are not hosting a traditional earnings call this quarter. However, we want to highlight our fourth quarter financial results and provide an update on the business. The key word is … EXCITED: • Excited about U. S. Steel now … and for the future. • Excited to have achieved another record safety year; • Excited to have delivered another strong financial quarter; • Excited that our in-flight strategic projects are another quarter closer to start-up; and • Excited, of course, by the announcement of the terrific transaction with NSC. Together, U. S. Steel and NSC are looking forward to creating the best steelmaker with world-leading capabilities. We continue to work towards closing the transaction in the second or third quarter of 2024. The preliminary proxy statement filed with the SEC on January 24th has more information on the merger. As we progress towards closing, we remain focused on the performance of the business and on harnessing the megatrends of deglobalization, decarbonization, and digitization with artificial intelligence. Our mission is unchanged … to deliver profitable and sustainable steel solutions for people and planet. Now let me turn things over to Jess, who will provide a brief update on our fourth quarter 2023 results.

Jessica Graziano, Senior Vice President & Chief Financial Officer Thanks Dave. Our fourth quarter capped off another strong year of financial performance in 2023 for U. S. Steel, with better-than-expected results in the quarter and great momentum as we begin 2024. For the full year, we reported net earnings of $895 million dollars or $3.56 per diluted share. Fourth quarter adjusted net earnings were $167 million dollars or $0.67 per diluted share. Both EPS and adjusted EBITDA of $330 million dollars benefited from better performance across our Mini Mill and Tubular segments, as well as from favorable impacts of year-end adjustments in inventory in our North American Flat-Rolled segment. We kept our foot on the gas continuing to support the on-time execution of our in-flight strategic projects, with $425 million dollars of strategic capex spent in the fourth quarter. We expected our free cash flow would be negative at $244 million dollars, as that strategic capex spending was offset by the $181 million of investable cash flow generated by the business. Our balance sheet; it remains strong as steel, as we ended the year with $5.2 billion dollars of total liquidity, including $2.9 billion dollars of cash. Our leverage at year end remains super low at 2 times adjusted gross debt to EBITDA. Let’s take a deeper dive into our operating segment results for the fourth quarter. Our Flat-Rolled segment delivered $128 million dollars of EBITDA. As expected, lower steel prices resulted in sequentially lower EBITDA quarter-over-quarter. In December, we commissioned our direct reduced-grade pellet investment at our Keetac mining operations on-time and on-budget. This is another proof point of our continuing the successful execution of our strategy. I’ll note that the flat rolled segment EBITDA in Q4 includes about $10 million of start-up costs related to the Keetac project. Our Mini Mill segment generated $74 million dollars of EBITDA. Notably, the rise in steel prices throughout the quarter led to increasing earnings through quarter-end, including 19% EBITDA margin in December.

Included in those Mini Mill results are about $12 million dollars of non-recurring, anticipated start-up costs for our in-flight projects at Big River. Adjusting for those expenses, EBITDA margins at our Mini Mill segment would have been a healthy 14% in Q4. Moving to our European business, we delivered $3 million dollars of EBITDA during the quarter. The favorable impact of higher shipping volumes in the fourth quarter was not enough to offset lower sales prices and an unfavorable mix versus the third quarter. Finally, we generated $126 million dollars of EBITDA in the Tubular segment during the fourth quarter. The sequential improvement was driven mainly by increased customer demand, stronger operational performance, and lower raw material costs. Looking ahead to the first quarter of 2024. In our Flat-Rolled segment, we expect a sequential improvement in Q1 EBITDA. That will come primarily from stronger steel prices and the impact of successful fixed price contract negotiations. Now, this will be partially offset by the typical seasonal headwinds we see in Q1 from our mining operations in Minnesota. At our Mini Mill segment, we anticipate a sizeable improvement in Q1 EBITDA sequentially. The trend I mentioned of rising spot steel prices in the segment as we ended Q4 carries forward, providing momentum for expected higher EBITDA from Big River in Q1. Our European segment will remain challenged as we start the year. Headwinds in raw material and CO2 costs are expected to more than offset anticipated higher selling prices in the first quarter. In Tubular, we expect a decrease in both volumes and pricing to drive lower sequential EBITDA in the first quarter. But remember, we are still experiencing sustained higher pricing and margins than historical trends for Tubular. When you add that all up, first quarter adjusted EBITDA for U. S. Steel is expected to land in the range of $400 to $450 million. It should come as no surprise that we are receiving questions from stakeholders at this exciting time in U. S. Steel’s history. So here’s Dave to provide responses to some of the more frequently asked questions we have been receiving.

Dave Burritt, President & Chief Executive Officer Thanks Jess. At the outset of the strategic alternatives review process that we announced in August 2023, the Board’s stated focus was on: • Running a fair and competitive process; and • Maximizing stockholder value. I can confidently say the transaction with NSC checks both of these boxes. We’ve heard from many of you over the past several weeks so let me spend a few moments addressing some questions that may be on your mind. [Question 1 displayed on the screen] Why did the U. S. Steel Board of Directors determine that a merger with NSC was the best alternative for the company? The merger with NSC was the best proposal received based on value, form of consideration, certainty of payment, certainty of closing, and other factors. First, value. $55 per share, all-cash, was the highest offer we received as a result of the competitive strategic alternatives review process. And second, in the Board’s judgement a transaction with NSC has the best deal certainty. The transaction with NSC is subject to certain regulatory approvals, and we’re confident that we will clear those processes in a timely manner. Details about the Board's recommendation and decision can be found in our preliminary proxy statement, which has been filed with the Securities and Exchange Commission on January 24th and is available on our website. [Question 2 displayed on the screen] What is the latest in the NSC / U. S. Steel deal process? U. S. Steel and NSC continue to work towards expeditiously closing the transaction. We’re excited that NSC has been front and center with key stakeholders, making clear their commitment to them and to the transaction. We continue to expect closing to occur in the second or third quarter of 2024. In the meantime, we are focused on running our business to serve our customers and continuing to deliver strong safety, operating, and financial performance.

[Question 3 displayed on the screen] How will the transaction affect other stakeholders? The transaction with NSC has benefits for all of our stakeholders. For employees, NSC has expressed their commitment to retaining and investing in our talent, and to honoring all collective bargaining agreements. For customers, the transaction with NSC will improve the competitive landscape and bring a well-capitalized global steel leader, with experience and expertise in blast furnace operations, decarbonization, and innovation, to the American industry. For communities, the transaction will secure jobs in our communities and supports safe operations at all U. S. Steel facilities. Together, U. S. Steel and NSC will continue to positively impact communities, to enhance and improve quality of life, and to support projects and opportunities that advance safety, education, and environmental stewardship. U. S. Steel will retain its name, continue to mine, melt, and make steel in the United States of America, and maintain its headquarters in Pittsburgh, which will retain 1,000 jobs in corporate, research, commercial, information technology, and other areas. As I stated in our December 18 deal announcement, not only does the merger with NSC maximize value for stockholders, but it truly achieves the Best for All. [Question 4 displayed on the screen] Can you address the speculation in the marketplace surrounding the certainty to close the transaction with NSC? We are confident the transaction will close. Our Board conducted a robust strategic alternatives review process, grounded in facts and data, and with the assistance of many experts and we anticipated that the transaction would receive serious scrutiny. That's smart. That's as it should be. We’re confident that the relevant regulatory agencies will see the great outcomes this transaction will allow for, not only our stockholders, but also for our customers, employees, and communities, and our economy and country. Both U. S Steel and NSC are committed to doing what it takes to close this transaction and are committed to working with all parties involved. No doubt, U. S. Steel will continue to mine, melt, and make the best steel in America, today, and after the transaction closing, while supporting jobs and maintaining its headquarters in Pittsburgh. Thanks for watching and for reviewing our earnings materials.

We are truly excited about the future for U. S. Steel and are grateful for your support. Above all, we are very grateful to U. S. Steel’s employees and the work they do every day. I truly believe they are the best in the steel industry. Their focus on safety and environmental excellence; their dedication to customer satisfaction; and their embodiment of our S.T.E.E.L. Principles have brought us to where we are today. Now let’s get back to work … safely.

The following language appeared on the management video. Explanation of use of non-GAAP measures: We present adjusted net earnings, adjusted net earnings margin, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and adjusted EBITDA margin, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, asset impairment charges, restructuring and other charges, stock-based compensation expense, VEBA asset surplus adjustment, gains on assets sold & previously held investments, pension de-risking, United Steelworkers labor agreement signing bonus and related costs, environmental remediation charges, strategic alternatives review process costs, Granite City idling costs, tax impact of adjusted items and other changes, net (Adjustment Items). Adjusted EBITDA and adjusted EBITDA margin are also non-GAAP measures that exclude the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. We also present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations after any investing activity adjusted for strategic capital expenditures. We believe that free cash flow and investable free cash flow provide further insight into the Company's overall utilization of cash. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

Additional Information and Where to Find It This communication relates to the proposed transaction between the United States Steel Corporation (the “Company”) and Nippon Steel Corporation (“NSC”). In connection with the proposed transaction, the Company has filed and will file relevant materials with the United States Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”), a preliminary version of which was filed with the SEC on January 24, 2024. The information in the preliminary Proxy Statement is not complete and may be changed. The definitive Proxy Statement will be filed with the SEC and delivered to stockholders of the Company. The Company may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (A PRELIMINARY FILING OF WHICH HAS BEEN MADE WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Statement (the latter if and when it is available), as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone 412-433-1121, or from the Company’s website www.ussteel.com. Participants in the Solicitation NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, a preliminary version of which was filed with the SEC on January 24, 2024. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and was included in the preliminary version of the Proxy Statement filed with the SEC. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward Looking Statements: This communication contains information regarding the Company and NSC that may constitute “forward- looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, the construction or operation of new or existing facilities or capabilities, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward- looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and Form 10-K for the year ended December 31, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well as tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this communication is as of the date above. Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except as required by law.